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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
0f 1934

Date of Report July 5, 2001

Internet Golf Association, Inc.
(Exact name of Registrant as specified in its charter)
 ................................................................................

          Nevada                       0-29015                   84-0605867
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                          Identification)


P.O. Box 546, 8547 E. Arapaho Road, #J, Greenwood Village, Colorado 80112-1430
(Address of principal executive offices)                            (Zip Code)

(310) 328-3588
Registrant's telephone number, including area code
 ................................................................................

ITEM 6  Resignations of Registrant's Directors

         Effective July 3, 2001 Vincent Castagnola, President and Director of the Registrant resigned from all positions on the Board of the Registrant. Effective July 3, 2001 Kirk Zamzow, Chief Operating Officer and Director of the Registrant resigned from all positions on the Board of the Registrant. Patricia Johnston was appointed by the outgoing Board of Directors of the Registrant to be the sole Director and has assumed the position of President Pro Tem of the Registrant. The resignations of Vincent Castagnola and Kirk Zamzow were previously arranged by all parties involved and were not the subject of any disagreements between Vincent Castagnola, Kirk Zamzow and the Registrant.
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         ITEM 7  Exhibits

                         INTERNET GOLF ASSOCIATION, INC.
                               NASD Symbol "IGAT"
                                  P.O. Box 546
                              8547 E. Arapaho Road
                                       #J
                     Greenwood Village, Colorado 80112-1430

         July 2, 2001

         Board of Directors
         Internet Golf Association, Inc.
         P.O. Box 546
         8547 E. Arapaho Road
         #J
         Greenwood Village, CO 80112-1430

         Re: Letter of Resignation of Vincent Castagnola

         To Whom It May Concern:

                  This letter is to inform the Board of Directors of Internet Golf Association, Inc. that effective July 2, 2001 I am resigning my position as President of the Company and as Director.

                                                        Sincerely,

                                                        /s/ Vincent Castagnola
                                                        Vincent Castagnola

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                         INTERNET GOLF ASSOCIATION, INC.
                               NASD Symbol "IGAT"
                                  P.O. Box 546
                              8547 E. Arapaho Road
                                       #J
                     Greenwood Village, Colorado 80112-1430

         July 2, 2001

         Board of Directors
         Internet Golf Association, Inc.
         P.O. Box 546
         8547 E. Arapaho Road
         #J
         Greenwood Village, CO 80112-1430

         Re: Letter of Resignation of Kirk Zamzow

         To Whom It May Concern:

                  This letter is to inform the Board of Directors of Internet Golf Association, Inc. that effective July 2, 2001 I am resigning my position as Chief Operating Officer of the Company and as Director.

                                                        Sincerely,

                                                        /s/ Kirk Zamzow
                                                        Kirk Zamzow
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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Internet Golf Association


Date: July 5, 2001                            By:  /s/ Patricia Johnston
                                              ----------------------------
                                              President Pro Tem